ALL SECTORS FUND


                          Supplement to the Prospectus
                               Dated May 22, 2002



     At meetings held on March 25 and March 31, 2003, the independent trustees of Metric Wisdom Funds, a Delaware business trust, determined to redeem all outstanding shares of All Sectors Fund (the "Fund") unless, on or prior to April 7, 2003, Advanced Capital Advisers, Inc. (the "Adviser"), reimburses the Fund for expenses that exceeded 2.25% of the Fund's average net assets through March 31, 2003 (the "expense cap"), which the Adviser contractually agreed to pay under the Investment Advisory Agreement between the Fund and the Adviser. The Board of Trustees has been advised that the Fund has paid the majority of its expenses directly and recorded a receivable from the Adviser for amounts above the expense cap, which receivable represents over 60% of the Fund's assets.

     The Fund's independent trustees have instructed the Adviser to liquidate the Fund's portfolio securities and to deposit the cash proceeds in a money market fund in an account for the benefit of the Fund's shareholders. On behalf of the shareholders of the Fund, the independent trustees have demanded that the Adviser honor its commitment to pay the outstanding receivable by no later than April 7, 2003. At this point, the independent trustees believe that it is doubtful that the receivable is collectible from the Adviser due to the Adviser's financial condition. As a result, the Adviser's receivable has been deemed uncollectible and the Fund's net asset value has been re-calculated without including the receivable as an asset of the Fund. The independent trustees currently are considering available options to attempt to recover the amount of the receivable from the Adviser in the event it is not paid by April 7, 2003 on behalf of Fund shareholders.



Supplement dated April 1, 2003